SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

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                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 AUGUST 14, 2002


                        GREEN MOUNTAIN POWER CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   VERMONT                                 03-0127430
(STATE OR OTHER JURISDICTION OF INCORPORATION) (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                                     1-8291
                             COMMISSION FILE NUMBER


         163  ACORN  LANE,
                 COLCHESTER, VERMONT                       05446
      (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)
(ZIP  CODE)





                                    (802) 864-5731
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


















ITEM  7  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL INFORMATION AND EXHIBITS.
(a)  and  (b)  --not  applicable
(c)  Exhibits--not  applicable

ITEM  9.  REGULATION  FD  DISCLOSURE
 Exhibit 99.2 and 99.3, Certification Statements of the Chief Executive Officer and Controller (Principal Financial Officer), respectively.
     The information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section
21(a)(1) of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The furnishing of this report is not intended to constitute a determination by Green Mountain Power Corporation that the information is material or that the dissemination of the information is required by Regulation FD.
On  August  14,  2002,  the  registrant  filed with the Commission its Quarterly
Report on Form 10-Q for the period ended June 30, 2002 accompanied by the certifications of Christopher L. Dutton, the registrant's chief executive officer, and Robert J. Griffin, the registrant's controller and treasurer, required pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits 99.2 and 99.3.

For further information, contact Stephen C. Terry, Senior Vice President of Corporate and Legal Affairs, (802) 655-8408, or Dorothy Schnure, Manager of Corporate Communications, (802) 655-8418.

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cased this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN  MOUNTAIN  POWER  CORPORATION
                                         Registrant
DATED:  August  14,  2002               By:/s/Robert  J.  Griffin
                                        -------------------------
ROBERT  J.  GRIFFIN,  CONTROLLER  AND  TREASURER

 DATED:  August  14,  2002               By:/s/Robert  J.  Griffin
                                         -------------------------
ROBERT  J.  GRIFFIN,  CONTROLLER  AND  TREASURER
                              (AS  PRINCIPAL  FINANCIAL  OFFICER)